THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED DECEMBER 17, 2004 TO THE

PROSPECTUS DATED MAY 3, 2004, AS AMENDED

This Supplement updates the above-referenced Prospectus of The Enterprise Group of Funds, Inc. (the “Corporation”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new investment sub-adviser (“Adviser”) for each of the Enterprise Deep Value Fund, the Enterprise Multi-Cap Growth Fund and the Enterprise Small Company Growth Fund, respectively. The Supplement also provides updated information regarding the funds’ exchange privilege.

New Adviser for Enterprise Deep Value Fund

Effective as of December 17, 2004, Enterprise Capital Management, Inc. (“Enterprise Capital”), as the Investment Manager of the Corporation and with the approval of the Corporation’s Board of Directors, will replace Wellington Management Company, LLP as the Adviser to the Enterprise Deep Value Fund (“Deep Value Fund”) with Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”).

As the new Adviser to the Deep Value Fund, BHMS anticipates that it will invest the assets of the fund primarily in securities of companies that have a market capitalization of at least $1 billion in seeking to achieve the fund’s investment objective of capital appreciation. Based on its underlying philosophy that markets are inefficient, BHMS seeks to exploit such inefficiencies by employing a value-oriented investment process and selecting securities on a bottom-up basis. In particular, BHMS anticipates that the Deep Value Fund will invest in securities of companies that exhibit below-market price-to-earnings ratios, below-market price-to-book ratios and above-market dividend yields. The principal risks of investing in the Deep Value Fund are described in the “Fund Profile” section of the Corporation’s Prospectus under the heading “Principal Risks.”

It is anticipated that Tim Culler and Mark Giambrone will be responsible for the day-to-day investment management of the Deep Value Fund. Mr. Culler joined BHMS in April 1999 from INVESCO Capital Management, where he served as the Chief Investment Officer. Mr. Giambrone joined BHMS in December 1998. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates.

BHMS is located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429. BHMS has been providing investment counseling since 1979 and as of September 30, 2004, had approximately $37 billion in assets under management.

New Adviser for Enterprise Multi-Cap Growth Fund

Effective as of December 17, 2004, Enterprise Capital, as the Investment Manager of the Corporation and with the approval of the Corporation’s Board of Directors, will replace Fred Alger Management, Inc. as the Adviser to the Enterprise Multi-Cap Growth Fund (“Multi-Cap Fund”) with Montag & Caldwell, Inc. (“Montag”).

As the new Adviser to the Multi-Cap Fund, Montag anticipates that it will invest the assets of the Multi-Cap Fund primarily in U.S. common stocks in seeking to achieve the fund’s investment objective of long-term capital appreciation. Montag will employ a disciplined process that combines earnings growth and value style investing. In particular, Montag anticipates that the Multi-Cap Fund will invest in stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The principal risks of investing in the Multi-Cap Fund are described in the “Fund Profile” section of the Corporation’s Prospectus under the heading “Principal Risks.”

It is anticipated that Ronald E. Canakaris, President and Chief Investment Officer of Montag, will be responsible for the day-to-day investment management of the Multi-Cap Fund. Mr. Canakaris has over 34 years of experience in the investment management industry and has been President of Montag for over 18 years.

Montag is located at 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326-3248. Montag has been engaged in the business of providing investment counseling to individuals and institutions since 1945 and as of December 31, 2003, had approximately $30.9 billion in assets under management.

New Adviser for Enterprise Small Company Growth Fund

Effective as of December 17, 2004, Enterprise Capital, as the Investment Manager of the Corporation and with the approval of the Corporation’s Board of Directors, will replace William D. Witter, Inc. as the Adviser to the Enterprise Small Company Growth Fund (“Small Company Growth Fund”) with Eagle Asset Management, Inc. (“Eagle”).

As the new Adviser to the Small Company Growth Fund, Eagle anticipates that it will invest, under normal circumstances, at least 80% of the fund’s net assets in small-capitalization stocks in seeking to achieve the fund’s investment objective of capital appreciation. Small-capitalization stocks are those with market capitalization of up to $2 billion at the time of purchase. Eagle invests in a diversified portfolio of rapidly growing, under researched common stocks of small-capitalization companies that it believes are reasonably priced. Using extensive fundamental research, Eagle seeks out companies that typically have accelerating earnings growth, high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst, such as an exciting new product, a management change or other restructuring. The principal risks of investing in the Small Company Growth Fund are described in the “Fund Profile” section of the Corporation’s Prospectus under the heading “Principal Risks.”

Bert L. Boksen is responsible for the day-to-day management of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has over 27 years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department.

Eagle, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, has been providing investment counseling since 1976. As of December 31, 2003, Eagle managed approximately $8.2 billion in assets.

Information Regarding Exchanges

Effective immediately, shares of any fund of the Corporation (“Enterprise Fund”) may be exchanged for the same class of shares of any other Enterprise Fund or of the funds comprising the AXA Enterprise Multimanager Funds Trust (“Multimanager Funds”), a series of mutual funds for which AXA Equitable Life Insurance Company (“AXA Equitable”), an affiliate of Enterprise Capital, serves as the Investment Manager and for which AXA Equitable has retained one or more Advisers to provide the day-to-day management. The table below provides information regarding each Multimanager Fund’s investment objective and the Advisers. For more information about the Multimanager Funds, including each fund’s investment policies and strategies, risks, charges and expenses, please visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.

NAME OF FUND	INVESTMENT OBJECTIVE	ADVISERS
AXA Enterprise Multimanager Growth Fund	Long-term growth of capital	Alliance Capital Management L.P. RCM Capital Management LLC TCW Investment Management Company

AXA Enterprise Multimanager Value Fund	Long-term growth of capital	Alliance Capital Management L.P. Institutional Capital Corporation MFS Investment Management

AXA Enterprise Multimanager Core Equity Fund	Long-term growth of capital	Alliance Capital Management L.P. (Bernstein Unit) Janus Capital Management LLC Thornburg Investment Management, Inc.

AXA Enterprise Multimanager Small/Mid Cap Growth	Long-term growth of capital	Alliance Capital Management L.P. Franklin Advisers, Inc. Provident Investment Counsel, Inc.

AXA Enterprise Multimanager Small/Mid Cap Value	Long-term growth of capital	AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP

AXA Enterprise Multimanager Health Care Fund	Long-term growth of capital	AIM Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

AXA Enterprise Multimanager Technology Fund	Long-term growth of capital	Firsthand Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

AXA Enterprise Multimanager International Equity Fund	Long-term growth of capital	Alliance Capital Management L.P. (Bernstein Unit) J.P. Morgan Investment Management Inc. Marsico Capital Management, LLC

AXA Enterprise Multimanager Core Bond Fund	To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk	BlackRock Advisors, Inc. Pacific Investment Management Company LLC

AXA Enterprise Money Market Fund II	To seek a high level of current income that is consistent with maintaining liquidity and preserving capital	Alliance Capital Management L.P.

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